Filed pursuant to Rule 497(e)

Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Love Our Planet & People ETF (the “Fund”)

Supplement dated October 28, 2026, to the Fund’s Summary Prospectus, Statutory Prospectus and

Statement of Additional Information, each dated April 30, 2026, as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME

The Board of Trustees (the “Board”) of Gabelli ETFs Trust has approved changes to the Fund’s name, 80% Policy and principal investment strategies, as well as certain additional changes that are subject to shareholder approval.

Proposed Name, 80% Policy and Strategy Changes

The Board approved a proposal to change the name of the Fund from Gabelli Love Our Planet & People ETF to Gabelli Powering the Future ETF along with a related change to the Fund’s policy to invest substantially all, and in any case no less than 80%, of its assets in U.S. exchange-listed common and preferred stocks of companies that meet the Fund’s guidelines for sustainability at the time of investment (the “80% Policy”). Under the new 80% Policy, the Fund would, under normal circumstances, invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies operating in energy, power and related infrastructure industries. These changes will be accompanied by related changes to the Fund’s principal investment strategies to more closely align them with the Fund’s new name and 80% Policy.

It is currently anticipated that these changes would only take effect if shareholders approve the proposed changes described below.

Proposed Changes Subject to Shareholder Approval

In connection with the changes to the name, 80% Policy and principal investment strategies, the Board approved the following proposals, which are subject to shareholder approval:

(1)	a proposal to change the Fund’s fundamental policy regarding industry concentration to more closely align with the Fund’s new name and 80% Policy;

(2)	a proposal to change the Fund’s sub-classification from diversified to non-diversified; and

(3)	a proposal to reclassify the Fund’s investment objective from a fundamental policy to a non-fundamental policy.

All of these proposals require the approval of shareholders and shareholders of the Fund will be asked to vote on these proposals at an upcoming shareholder meeting that is anticipated to be held on or about December 21, 2026 (the “Meeting”). Additional and important details about these changes will be described in a proxy statement, which is anticipated to be available in November 2026.

If the Fund’s shareholders approve the proposals at the Meeting, these changes, including those to the name, 80% Policy and principal investment strategies, are expected to become effective soon after the Meeting.

Shareholders of the Fund are urged to read the proxy statement when it becomes available because it will contain more information about the proposed changes. The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE